Investor Presentation

May 2009

Disclaimer & Forward-Looking Statements

Statements in this document and presented orally at the conference, if any, concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified from time to time in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Actual results also may differ based on the Company’s ability to successfully maintain and integrate customers from acquisitions.

The Company intends any forward-looking statements to be covered by the Litigation Reform Act of 1995 and is including this statement for purposes of said safe harbor provisions. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances that occur after the date as of which such statements are made.

The Company’s capital strategy includes deployment of excess capital through acquisitions. The Company’s results reported above reflect the impact of acquisitions completed within the periods reported. Past and future acquisitions are expected to continue to impact the Company’s results in future periods.

Discussion Topics

•	Company Profile and Business Focus
•	Key 2009 Business Priorities
•	Highlights of First Quarter 2009
•	Credit Quality
•	Organizational Strengths

Executive Management Team

Name	Title	Years in Industry	Prior Experience

Peyton R. Patterson	Chairman & Chief Executive Officer	27	Dime Bancorp (NY) Chemical Bank/Chase Manhattan (NY) CoreStates Financial Corp. (PA)

C. Gene Kirby	President	24	SunTrust Bank (GA)

Gail E.D. Brathwaite	Executive Vice President & Chief Operating Officer	30	Dime Bancorp (NY)

Donald T. Chaffee	Executive Vice President & Chief Credit Officer & Acting Chief Financial Officer	37	Dime Bancorp (NY) Chase Manhattan Bank (NY)

Diane L. Wishnafski	Executive Vice President, Consumer & Business Services	34	Dime Savings Bank of Wallingford (CT) First Bank (CT) Connecticut Bank & Trust Co. (CT)

Mark Gibson	Executive Vice President Chief Marketing Officer	25	BBVA/Compass Bank (AL) John Ryan Company (CT)

Koon-Ping Chan	Executive Vice President & Chief Risk Officer	31	Dime Bancorp (NY) Chase Manhattan Bank (NY)

Company Profile & Organizational Strengths

NewAlliance is a regional community bank with a significant southern New England presence.

▪	Top New England community bank
◊	89 branches in Connecticut and Massachusetts
◊	#4 bank headquartered in New England with $8.5bn in assets
▪	Strong credit quality driven by strong underwriting standards and risk management focus
◊	NPLs / Loans of 1.02%
▪	Robust capital levels with no participation in TARP
◊	10.10% tangible common equity ratio
◊	18.9% Tier 1 risk based

Company Profile & Organizational Strengths
(continued)

▪	Strong balance sheet growth driven by sales culture and acquisitions
◊	15.0% asset growth CAGR since 2004
◊	6.4% deposit growth CAGR since 2004
◊	Successful acquisition history
▪	Strong financial performance with levers to enhance earnings power

Building the NewAlliance Franchise

MAP

Credit Quality Trends — NAL vs. Peers

Delinquency Rates (30 day +)*

CHART

NewAlliance History
Key Acquisitions (Dollars in Millions)

Announced Date	Target	Company Type	Key Markets¹	Deal Value	Total Assets

18-Jul-2006	Westbank Corporation	Bank	Springfield, MA Willimantic, CT Worcester, MA	$117	$822

12-Apr-2005	Cornerstone Bancorp	Bank	Bridgeport-Norwalk-Stamford, CT Hartford, CT New Haven-Milford, CT	48	212

08-Mar-2005	Trust Company of Connecticut	Trust Company	Hartford, CT Willimantic, CT New Haven-Milford, CT	19	6

15-Jul-2003	Alliance Bancorp of New England	Thrift	Hartford, CT New Haven-Milford, CT	72	421

15-Jul-2003	Connecticut Bancshares	Thrift	Hartford, CT Willimantic, CT	603	2,555

1 Based on the target’s top MSAs by deposit market share at the time of the transaction.

Key 2009 Business Priorities

NewAlliance entered 2009 with a strong balance sheet and healthy capital levels. This placed us at a competitive advantage to grow the franchise and to focus on the core earnings of the company.
Priorities:
1	Strengthen the margin
2	Build “core” fee income momentum
3	Maintain flat expenses
4	Aggressively manage credit quality
5	Seize opportunities to grow the franchise

Consolidated Statements of Income

	Three Months Ended
(Dollars in millions, unaudited)	March 31, 2009	December 31, 2008	March 31, 2008
Interest and dividend income	$94.8	$98.7	$102.2
Interest expense	46.8	50.9	56.2
Net interest income before provision	48.0	47.8	46.0
Provision	4.1	3.8	1.7
Net interest income after provision	43.9	44.0	44.3
Total non-interest income	14.3	12.3	15.6
Total non-interest expense	40.4	41.6	42.2
Income before income taxes	17.8	14.7	17.7
Income tax provision	6.2	5.1	4.8
Net income	$11.6	$9.6	$12.9
Basic and Diluted EPS	0.12	0.10	0.13
Net interest margin	2.58%	2.59%	2.56%

Highlights of First Quarter 2009

Priority #1
Strengthen the Margin
Performance Against Goals – Linked Quarter Basis
•	Loan originations up $180 million (+82%)
•	Loans outstanding down $30 million (-0.3%)
•	Total deposits up $214 million (+5%)
•	Core deposits up $310 million (+12%)
•	Cost of deposits down 31 bps
•	Net Interest Margin 2.58%, down 1 bp despite loss of FHLB dividend (4 bps)
•	Loan to deposit ratio improved from 111.58 to 105.80

Quarterly Loan Originations

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Quarter End Loan Balances

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Quarter End Deposit Balances

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Deposit Pricing Trends

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Highlights of First Quarter 2009

Priority #2
Build “Core” Fee Income
Performance Against Goals – Linked Quarter Basis
•	Overall non-interest income was up $2.0 million (+16%)
•	NewAlliance Investments continues to show revenue momentum: $2.3 million (+37%)
•	Originating fixed rate mortgage loans for sale generated $2 million vs. $0.2 million

Highlights of First Quarter 2009

Priority #3
Aggressively Manage Credit Quality
Performance Against Goals
•	Total delinquencies -- 1.33%
•	NPL’s -- 1.02%
•	Net charge-offs -- 27 bp
•	Stable loan loss provision; reserve of $50.6 million
•	Reserve grows from 1.01% to 1.03% of loans

Highlights of First Quarter 2009

Priority #4
Maintain Flat Expenses
Performance Against Goals
•	Total non-interest expense dropped $1.3 million from 4Q’08 and was $1.9 million lower than 1Q ‘08
•	Salary and employee benefit expenses were down $1.5 million (-6.5%) from 4Q’08 and down $2.5 million (-10.4%) from 1Q’08
•	Offset higher FDIC costs of $770,000 in first quarter

Highlights of First Quarter 2009

Priority #5
Seize Opportunities to Grow the Franchise
Performance Against Goals
•	Leveraged consumers’ “flight to safety” by increasing deposits by $405 million year over year
•	Total Assets increased to $8.5 billion
•	Capital remains strong
▪	10.10% tangible common equity ratio
▪	18.9% Tier 1 risk based
•	Poised to do attractive M & A transactions

Highlights of First Quarter 2009

Priority #5 (continued)
Seize Opportunities to Grow the Franchise
Performance Against Goals
•	Did not apply for the TARP since it would have:
▪	Restricted share repurchases
▪	Restricted dividend increases
▪	Diluted current shares through grant of warrants
▪	Reduced EPS and ROE

Last Twelve Months Stock Price Performance
April 30, 2009

CHART

Balance Sheet and Credit Quality

Balance Sheet

Dollars in millions	March 31, 2009	December 31, 2008	March 31, 2008
Assets
Cash	137.4	98.1	121.3
Investments	2,478.0	2,293.3	2,352.7
Loans held for sale	20.4	5.4	7.3
Loans, net	4,882.1	4,912.9	4,713.5
FHLB stock	120.8	120.8	116.3
BOLI	137.4	136.9	133.5
Goodwill & intangibles	568.9	571.0	579.1
Other	153.4	161.1	158.3
Total Assets	8,498.6	8,299.5	8,182.0
Liabilities
Deposits	4,662.2	4,447.8	4,257.6
Borrowings	2,341.7	2,376.5	2,424.9
Other	100.5	94.0	84.7
Total Liabilities	7,104.4	6,918.3	6,767.2
Shareholders’ equity	1,394.2	1,381.2	1,414.9
Total Liabilities & shareholders’ equity	8,498.6	8,299.5	8,182.0
TCE/TA	10.10%	10.16%	10.67%
TIER 1 RBC	18.9	18.7	18.9
TCE/RWA	17.6	17.2	18.2

Residential Portfolio Snapshot
March 31, 2009

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Residential Portfolio FICO Score Distribution
March 31, 2009

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Residential Mortgage FICO/LTV/Volume Matrix
March 31, 2009

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Home Equity Portfolio Snapshot
March 31, 2009

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Total CRE Portfolio Snapshot
March 31, 2009

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Permanent CRE Portfolio Snapshot
March 31, 2009

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Residential Development Portfolio Snapshot
March 31, 2009

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C&I Portfolio Snapshot
March 31, 2009

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C&I Portfolio Snapshot
March 31, 2009

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Quarterly Net Charge-offs by Category
March 31, 2009

Dollars in thousands	Portfolio size	Net Charge-offs	%
Residential Mortgages	2,532,700	465.07

Consumer Loans	740,308	28.02

C&I	441,811	598.54

Commercial Real Estate (Permanent)	1,082,437	503.19

Commercial Construction	90,187	0.00

Residential Development	45,305	1,781	15.73

Total	4,932,748	3,375.27

Investment Portfolio
March 31, 2009

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Gap Report
March 31, 2009

TABLE

Outlook for 2009

Key 2009 Business Priorities

Priorities:
1	Strengthen the margin
2	Build “core” fee income momentum
3	Maintain flat expenses
4	Aggressively manage credit quality
5	Seize opportunities to grow the franchise

Organizational Strengths

•	Management depth
•	Strong sales culture
•	Risk management; Strong asset quality
•	Regulatory compliance
•	Disciplined acquirer and integrator
•	Capital management